UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒       Emerging growth company.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 7, 2025, VineBrook Homes Operating Partnership, L.P. (the “Borrower”), the operating partnership of VineBrook Homes Trust, Inc. (the “Company”), as borrower, entered into a secured $10.0 million revolving credit loan agreement with The Ohio State Life Insurance Company (“OSL”), as administrative agent, sole lead arranger, sole bookrunner and lender (the “Credit Agreement”).

The Credit Agreement bears interest at 9.0% per annum, is secured by certain equity interests of the Borrower, is guaranteed by the Company and has a maturity date of August 7, 2027. Amounts outstanding under the Credit Agreement may not exceed the borrowing base.

The Credit Agreement includes an unused line fee at a rate of 0.50% per annum on the unused borrowing capacity under the Credit Agreement. Amounts owed under the Credit Agreement may be prepaid at any time without premium or penalty.

The Credit Agreement also contains representations and warranties, affirmative and negative covenants and events of default that the Company considers customary for an agreement of this type, including covenants setting a maximum debt to capital ratio, a minimum net asset value and a minimum net operating income level. If an event of default occurs, OSL may require the immediate repayment of all outstanding borrowings and accrued and unpaid interest thereon.

This description of the material terms of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

OSL may be deemed to be an affiliate of NexPoint Real Estate Advisors V, L.P., the Company’s external Adviser, through common beneficial ownership.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Credit Agreement is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
10.1
Credit Agreement, dated August 7, 2025, by and among VineBrook Homes Operating Partnership, L.P., as borrower and The Ohio State Life Insurance Company as administrative agent, sole lead arranger, sole bookrunner and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2025	VineBrook Homes Trust, Inc.

	By:	/s/ Paul Richards
Name: Paul Richards
Title: Chief Financial Officer, Assistant Secretary and Treasurer